PROSPECTUS
                                                                     May 1, 1995
Lexington Emerging Markets Fund, Inc.

P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
(201) 845-7300

    A NO-LOAD MUTUAL FUND WHOSE INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES DOMICILED IN, OR DOING BUSINESS IN EMERGING COUNTRIES AND EMERGING MARKETS.

--------------------------------------------------------------------------------

        Lexington Emerging Markets Fund, Inc. is a no-load open-end diversified management investment company. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets.

        Shares of the Fund may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

        Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares.

        This Prospectus sets forth information about the Fund you should know before investing. It should be read and retained for future reference.

        A Statement of Additional Information dated May 1, 1995 which provides a further discussion of certain matters in this Prospectus and other matters that may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the telephone number above or write to the address listed above.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

    Investors Should Read and Retain this Prospectus for Future Reference

                              FINANCIAL HIGHLIGHTS

    The following Per Share Income and Capital Changes Information for the period March 30, 1994 (commencement of operations) to December 31, 1994 has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the Financial Statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report, which contains additional performance information, is available upon request and without charge.






Selected Per Share Data for a share outstanding throughout the period:

                                                                                        January 3, 1994
                                                                                       (commencement of
                                                                                        operations) to
                                                                                       December 31, 1994
                                                                                       -----------------

Net asset value, beginning of period ..................................................      $10.00
                                                                                             ------
Income from investment operations:
  Net investment loss .................................................................        0.03
  Net realized and unrealized gain on investments .....................................        0.04
                                                                                             ------
        Total income from investment operations .......................................        0.07
                                                                                             ------

Less distributions:
  Distributions from net realized capital gains .......................................       (0.02)
  Distributions in excess of net realized capital gains (Temporary book-tax difference)       (0.19)
                                                                                             ------
        Total distributions ...........................................................       (0.21)
                                                                                             ------
Net asset value, end of period ........................................................      $ 9.86
                                                                                             ======
Total return ..........................................................................       0.76%
Ratio to average net assets:
  Expenses, before reimbursement ......................................................       6.28%*
  Expenses, net of reimbursement ......................................................       1.30%*
  Net investment  income  (loss),  before  reimbursement ..............................     (4.29)%*
  Net investment income  (loss) .......................................................       0.70%*
Portfolio  turnover ...................................................................       0.70%*
Net assets at end of period (000's omitted) ...........................................      $4,624

*Annualized


                          DESCRIPTION OF THE FUND

    Lexington Emerging Markets Fund is an open-end management investment company organized as a corporation under the laws of Maryland. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("participating insurance companies"). The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a conflict were to occur, an insurance company separate account might be required to withdraw its investments in the Fund and the Fund might be forced to sell securities at disadvantageous prices. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

    Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equivalents of companies domiciled in, or doing business in, emerging countries and emerging markets, as defined below.

    Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program.

    The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in emerging country and emerging market equity securities. Equity securities will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities and warrants.) The Fund may also invest in preferred stocks, bonds, money market instruments of foreign and domestic companies, U.S. government, and governmental agencies. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a "majority of the Fund's outstanding voting securities" which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

    Under normal conditions, at least 65% of the Fund's total assets will be invested in emerging country and emerging market equity securities in at least three countries outside of the United States. For purposes of its investment objective, the Fund considers emerging country equity securities to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Fund may also invest in equity securities and equivalents traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by LMC based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market equity securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Fund's assets would be invested in securities traded on such markets, although such a situation is unlikely at present. The Fund will maintain investments at all times in a minimum of three countries outside of the United States.

    Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, LMC currently intends to consider investments only in those countries in which it believes investing is feasible and does not involve such risks. The list of acceptable countries will be reviewed by LMC and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. (See Appendix).

    The Fund's investments in emerging country equity securities are not subject to any maximum limit, and it is the intention of LMC to invest substantially all of the Fund's assets in emerging country and emerging market equity securities. However, to the extent that the Fund's assets are not invested in emerging country and emerging market equity securities, the remaining 35% of the assets may be invested in (i) other equity securities without regard to whether they qualify as emerging country or emerging market equity securities, (ii) debt securities denominated in the currency of an emerging market or issued or guaranteed by an emerging market company or the government of an emerging country, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be so invested in debt securities when LMC believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term growth of capital. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. All unrated debt securities purchased by the Fund will be comparable to, or the issuers of such unrated securities will have the capacity to meet its debt obligations comparable to those issuers of rated securities. In addition, for temporary defensive purposes, the Fund may invest less than 65% of its assets in emerging country and emerging market equity securities, in which case the Fund may invest in other equity securities or may invest in debt securities of the sort described under "Temporary Investments" below.

    The Fund intends to purchase and hold securities for long-term growth of capital and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 75%. A 100% turnover rate would occur if all of the Fund's portfolio investments were sold and either repurchased or replaced in a year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. The Fund's portfolio turnover rate for the year ended December 31, 1994 was 71.21%. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

    The operating expenses of the Fund can be expected to be greater than that of an investment company investing exclusively in United States securities.

Temporary Investments

    For temporary defensive purposes, the Fund may invest up to 100% of its total assets in money market securities, denominated in dollars in the currency of any emerging country, issued by entities organized in the U.S. or any emerging country, such as: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the government of an emerging country, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's Investors Services, Inc. or A or better by Standard & Poor's Corporation or, if unrated, of comparable quality as determined by LMC, obligations (including certificates of deposit, time deposits and banker's acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

    Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestments of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements are considered loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 10% of the total assets of the Fund.

Certain Investment Methods-The Fund may from time to time engage in the following investment practices:

Settlement Transactions-The Fund may, for a fixed amount of United States dollars, enter into a foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

    To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at a specified date which may be any fixed number of days in the future.

    Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

Portfolio Hedging-When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund, for hedging purposes only, may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that LMC expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by LMC. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit such transactions to not more than 70% of total Fund assets.

Forward Commitments-The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if LMC deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. When the Fund engages in a forward commitment transaction, the custodian will set aside cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment in a separate account.

    Except as otherwise specifically noted, the Fund's investment objective and its investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.

Risk Considerations

    Investments in emerging market and emerging country equity securities may involve risks and considerations not present in domestic investments. Since foreign securities generally are denominated and pay interest or dividends in foreign currencies, the value of the assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in the relationship of the United States dollar and other currency rates. The Fund may incur costs in connection with the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than United States companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable United States companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the 5 day customary settlement time for United States securities. Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization or foreign government restrictions or other adverse political, social or diplomatic developments that could affect investment in these nations. (See "Risk Considerations" in the Statement of Additional Information for further information.)

    Income from foreign securities held by the Fund may, and in some cases will be reduced by a withholding tax at the source or other foreign taxes. A shareholder of the Fund will, subject to certain restrictions, be entitled to claim a credit or deduction for United States Federal income tax purposes for the shareholder's pro rata share of such foreign taxes paid by the Fund. (See "Tax Matters.")

                             INVESTMENT RESTRICTIONS

    The Fund's investment program is subject to a number of investment restrictions which reflect self imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that:

    (1) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest up to 5% of its total assets in reverse repurchase agreements.

    (2) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (3) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    (4) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States govemment or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New

        Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    The forgoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the majority of the shareholders of the Fund.

    The investment policies described below are non-fundamental, therefore, changes to such policies may be made in the future by the Board of Directors without the approval of the shareholders of the Fund:

    (1) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    (2) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

                             MANAGEMENT OF THE FUND

    The Fund has a Board of Directors which establishes the Fund's policies and supervises and reviews the operations and management of the Fund. Lexington Management Corporation ("LMC"), P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser of the Fund. For its investment management services to the Fund, under its investment advisory agreement, LMC will receive a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.30% of the Fund's average net assets.

    Lexington Funds Distributor, Inc. ("LFD"), a registered broker-dealer, is the Fund's distributor. LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse the Administrator for its actual cost in providing such services, facilities and expenses.

    From time to time, LMC may pay amounts from its past profits to participating insurance companies or insurance companies or other financial institutions that provide administrative services for the Fund or that provide to contract holders other services relating to the Fund. These services may include, among other things, sub-accounting services, answering inquiries of contract holders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectus and other communications to contract holders regarding the Fund, and such other related services as the Fund or a contract holder may request. LMC will not pay more than 0.25% of the average daily net assets of the Fund represented by shares of the Fund held in the separate account of any participating insurance company. Payment of such amounts by LMC will not increase the fees paid by the Fund or its shareholders.

     LMC was established in 1938 and currently manages and administers over $3.8 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations that own significant amounts of capital stock of LMC's parent, Piedmont Management Company Inc. The clients pay fees that LMC considers comparable to the fees paid by similarly served clients.

    LMC and LFD are wholly-owned subsidiaries of Piedmont Management Company Inc., a Delaware corporation with offices at 80 Maiden Lane, New York, New York 10038. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities are the beneficial owners of a majority of the shares of Piedmont Management Company Inc. common stock. See "Investment Adviser and Distributor" in the Statement of Additional Information.

Portfolio Manager

    The Fund is managed by an investment management team. Richard T. Saler is lead manager. Richard T. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has nine years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. In 1991 he was an investment strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

                        HOW TO PURCHASE AND REDEEM SHARES

    With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available for purchase solely by insurance companies for the purpose of funding variable annuity contracts. Shares of the Fund are purchased and redeemed at net asset value next calculated after a purchase or redemption order is received by the Fund in good order. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after the order for redemption is received by the Fund. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of the shares of the Fund is computed as of the close of trading on each day the New York Stock Exchange is open, by dividing the value of the Fund's securities plus any cash and other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which the over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of 60 days or less are valued at amortized cost when it is determined by the Fund's Board of Directors that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Directors.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the New York Stock Exchange (the "Exchange"). Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If, during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by the investment adviser and approved in good faith by the Directors.

    In order to determine net asset value per share, the aggregate value of portfolio securities is added to the value of the Fund's other assets, such as cash and receivables; the total of the assets thus obtained, less liabilities, is then divided by the number of shares outstanding.

                             PERFORMANCE CALCULATION

    The Fund will calculate performance on a total return basis for various periods. The total return basis combines changes in principal and dividends for the periods shown. Principal changes are based on the difference between the beginning and closing net asset value for the period and assumes reinvestment of dividends paid by the Fund. Dividends are comprised of net investment income and net realized capital gains, respectively.

    Performance will vary from time to time and past results are not necessarily representative of future results. A shareholder should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

    Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones Industrial Average Index, Standard & Poor's 500 Composite Stock Price Index and Morgan Stanley Capital International World Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. Further information about the Fund's performance is contained in the annual report, which may be obtained without charge.


                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income to shareholders annually or more frequently if necessary in order to comply with distribution requirements of the Code to avoid the imposition of regular Federal income tax, and if applicable, a 4% excise tax.

    Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund. Dividend and capital gain distributions are generally not currently taxable to owners of variable contracts.

                                   TAX MATTERS

The Fund. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When a Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Fund will not be subject to Federal income tax. If, however, for any taxable year a Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the separate accounts of the Participating Insurance Companies), and the receipt of such distributions will be taxable to the extent that the distributing Fund has current and accumulated earnings and profits.

Fund distributions. Distributions by the Fund are taxable, if at all, to the separate accounts of the Participating Insurance Companies, and not to variable annuity contract holders and variable life insurance policy holders. Distributions will be included in the taxable income of the separate accounts of the Participating Insurance Companies in the year in which they are received (whether paid in cash or reinvested).

Share redemptions. Redemptions of the shares held by the separate accounts of the Participating Insurance Companies generally will not result in gain or loss for the separate accounts of the Participating Insurance Companies and will not result in gain or loss for the variable annuity contract holders and variable life insurance policy holders.

Summary. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the separate accounts of the Participating Insurance Companies are the owners of the shares and that policies or contracts qualify as life insurance policies or annuities, respectively, under the Code. If the foregoing requirements are not met then the variable annuity contract holders and variable life insurance policy holders will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. Variable annuity contract holders and variable life insurance policy holders must consult the prospectuses of their respective contracts or policies for information concerning the Federal income tax consequences of owning such contracts or policies.

                  ORGANIZATION AND DESCRIPTION OF COMMON STOCK

    The Company is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on December 27, 1993, and has authorized capital of 1,000,000,000 shares of common stock, par value $.001 of which 500,000,000 have been designated Lexington Emerging Markets Fund Series. Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Company and in the Company's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

Voting Rights

    Shareholders of the Fund are given certain voting rights. Each share of the Fund will be given one vote. Participating insurance companies provide variable annuity contracts holders and variable life insurance policy holders the right to direct the voting of Fund shares at shareholder meetings to the extent required by law. See the Separate Account Prospectus for the Variable Annuity Contract or Variable Life Insurance Policy Section for more information regarding the pass through of these voting rights.

    The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 10% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, c/o National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105, has been retained to act as the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS

    Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1995.

                                OTHER INFORMATION

    This prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Fund.

    No person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

                                -----------------
                                L E X I N G T O N
                                -----------------


                                -----------------

                                    LEXINGTON

                                    EMERGING
                                     MARKETS
                                   FUND, INC.

                                -----------------




                              P R O S P E C T U S

                                   MAY 1, 1995
                                   -----------



Investment Adviser
--------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Distributor
--------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Transfer Agent
--------------------------------------------------
STATE STREET BANK AND TRUST  COMPANY
c/o National  Financial  Data Services
1004 Baltimore
Kansas City, Missouri 64105


Table of Contents                             Page
--------------------------------------------------
Financial Highlights ..........................  2
Description of the Fund .......................  2
Investment Objective and Policies .............  2
Investment Restrictions .......................  5
Management of the Fund ........................  6
    Portfolio Manager .........................  7
How to Purchase and Redeem Shares .............  7
Determination of Net Asset Value ..............  7
Performance Calculation .......................  7
Dividend, Distribution and Reinvestment Policy   8
Tax Matters ...................................  8
Organization and Description of Common Stock ..  8
Custodian, Transfer Agent and
  Dividend Disbursing Agent ...................  9
Counsel and Independent Auditors ..............  9
Other Information .............................  9

                 LEXINGTON EMERGING MARKETS FUND, INC.

                  STATEMENT OF ADDITIONAL INFORMATION
                              MAY 1, 1995


     This Statement of Additional Information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Emerging Markets Fund, Inc. (the "Fund"), dated May 1, 1995, and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following number: 201-845-7300.

     Lexington Management Corporation is the Fund's investment adviser. Lexington Funds Distributor, Inc. is the Fund's distributor.





                           TABLE OF CONTENTS


Investment Objective and Policies  . . . . . . . . . . . . . . . . . 2

Risk Considerations. . . . . . . . . . . . . . . . . . . . . . . . . 3

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . 5

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . 7

Investment Adviser, Distributor and Administrator  . . . . . . . . . 9

Portfolio Transactions and Brokerage Commissions . . . . . . . . . .10

Determination of Net Asset Value . . . . . . . . . . . . . . . . . .11

Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

Performance Calculation. . . . . . . . . . . . . . . . . . . . . . .19

Other Information. . . . . . . . . . . . . . . . . . . . . . . . . .19

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .20

                   INVESTMENT OBJECTIVE AND POLICIES

     For a full description of the Fund's investment objective and policies, see the Prospectus under "Investment Objective and Policies".

CERTAIN INVESTMENT METHODS

Settlement Transactions - When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

Portfolio Hedging - Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Fund's investment adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the investment adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

Forward Commitments - The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Covered Call Options - Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the investment adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options.


                          RISK CONSIDERATIONS

Investors should recognize that investing in securities of companies in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.


Foreign Currency Considerations

     The Fund's assets will be invested in securities of companies in emerging markets and emerging countries and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Investment and Repatriation Restrictions

     Some emerging countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

     In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, while the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

Emerging Country and Emerging Market Securities Markets

     Trading volume on emerging country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some emerging country or emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most emerging country bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on emerging country stock or emerging market exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

     Companies in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about an emerging country company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

Economic and Political Risks

     The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.


                        INVESTMENT RESTRICTIONS

     The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) the Fund will not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and
          (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding
          5% of the value of its total assets at the time when the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest up to 5% of its total assets in reverse repurchase agreements.

     (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In additional to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) The Fund will not purchase securities of an issuer if to the Fund's knowledge, one or more of the Directors or officers of the Fund or LMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Fund hold the securities of such issuer.

     (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (6) The Fund will not, except for investments which, in the aggregate, do not exceed 5% of the Fund's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

     (7) The Fund will not invest for the purpose of exercising control over or management of any company.

     (8) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on a United States securities exchange shall not exceed 2% of the Fund's net assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

     (9) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
          Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (10) The Fund will not purchase interests in oil, gas, mineral leases or other exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other materials.

The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.


                        MANAGEMENT OF THE FUND


     The Directors and executive officers of the Fund and their principal occupations are set forth below:

*+ROBERT M. DEMICHELE, President and Director. P.O. Box 1515, Saddle Brook,
     N.J. 07663. Chairman and Chief Executive Officer, Lexington
     Management Corporation; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.; President and Director, Piedmont Management Company, Inc.; Director, Reinsurance Corporation of New York; Director, Unione Italiana Reinsurance; Vice Chairman of the Board of Trustees, Union College; Director, Continental National Corporation; Director, The Navigator's Group, Inc.; Chairman, Lexington Capital Management, Inc.; Chairman, LCM Financial Services, Inc.; Director, Vanguard Cellular Systems, Inc.; Chairman of the Board, Market System Research, Inc. and Market Systems Research Advisors, Inc. (registered investment advisers); Trustee, Smith Richardson Foundation.

  +BEVERLEY C. DUER, Director, 340 East 72nd Street, New York, N.Y. 10021.
     Private Investor.  Formerly, Manager of Opertaions Research
     Department - CPC International, Inc.
*+BARBARA R. EVANS, Director. 5 Fernwood Road, Summit, N.J. 07901. Private
     Investor. Prior to May, 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation; prior to March 1987, Vice President - Institutional Equity Sales, L.F. Rothschild, Unterberg, Towbin.
*+LAWRENCE KANTOR, Vice President and Director. P.O. Box 1515, Saddle
     Brook, N.J. 07663. Managing Director, General Manager and Director, Lexington Management Corporation; Executive Vice President and
     Director, Lexington Funds Distributor, Inc.
  +DONALD B. MILLER, Director. 10725 Quail Covey Road, Boynton Beach, FL
     33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds;
     Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).
  +FRANCIS OLMSTED, Director. 50 Van Hooten Court, San Anselmo, CA 94960.
     Private Investor. Formerly, Manager - Commercial Development (West Coast) Essex Chemical Corporation, Clifton, New Jersey (chemical manufacturers).
  +JOHN G. PRESTON, Director. 3 Woodfield Road, Wellesley, Massachusetts
     02181. Associate Professor of Finance, Boston College, Boston,
     Massachusetts.
  +MARGARET RUSSELL. Director. 55 North Mountain Avenue, Montclair, N.J.
     07042. Private Investor. Formerly, Community Affairs Director, Union Camp Corporation.
  +PHILIP C. SMITH, Director. 87 Lord's Highway, Weston, Connecticut 06883.
     Private Investor; Director, Southwest Investors Income Fund, Inc., Government Income Fund, Inc., U.S. Trend Fund, Inc., Investors Cash Reserve and Plimony Fund, Inc. (registered investment companies).
  +FRANCIS A. SUNDERLAND, Director. 309 Quito Place, Castle Pines, Castle
     Rock, Colorado 80104. Private Investor.
*+LISA CURCIO, Vice President and Secretary. P.O. Box 1515, Saddle Brook,
     N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds
     Distributor, Inc.
*+RICHARD T. SALER, Vice President and Portfolio Manager.  P.O. Box 1515,
     Saddle Brook, N.J. 07663. Senior Vice President, Director
     International Investment Investment Strategy, Lexington Management Corporation. Prior to July, 1992, Securities Analyst, Nomura
     Securities, Inc. Prior to November, 1991, Vice President, Lexington Management Corporation.
*+RICHARD HISEY, Vice President and Treasurer. P.O. Box 1515, Saddle Brook,
     N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.
*+RICHARD LAVERY, CLU ChFC, Vice President. P.O. Box 1515, Saddle Brook,
     N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.
*+JANICE CARNICELLI, Vice President. P.O. Box 1515, Saddle Brook, N.J.
     07663.
*+CHRISTIE CARR, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP. *+SIOBHAN GILFILLAN, Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
     07663.
*+THOMAS LUEHS, Assistant Treasurer.   P.O. Box 1515, Saddle Brook,  N.J.
     07663. Prior to November 1993, Supervisor of Investment Accounting, Alliance Capital Management.
*+ANDREW PETRUSKI, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to May 1994, Supervising Senior Accountant, NY Life Securities. Prior to December 1990, Senior Accountant, Dreyfus Corporation.
*+SHERI MOSCA, Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to September 1990, Fund Accounting Manager, Lexington Group of Investment Companies.

*+PETER CORNIOTES, Assistant Secretary. P.O. Box 1515, Saddle Brook, N.J.
     07663. Assistant Secretary, Lexington Management Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.
*+ENRIQUE J. FAUST, Assistant Secretary. P.O. Box 1515, Saddle Brook, N.J.
     07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.

* "Interested person" and/or "Affiliated person" of LMC as defined in the Investment Company Act of 1940, as amended.

+ Messrs. Corniotes, DeMichele, Duer, Hisey, Kantor, Lavery, Luehs, Miller, Olmsted, Petruski, Preston, Saler, Smith and Sunderland and Mmes.
Carnicelli, Carr, Curcio, Evans, Gilfillan, Mosca, and Russell hold similar officers with some or all of the other investment companies advised and/or distributed by LMC and LFD.

     Directors not employed by the Fund or its affiliates receive an annual fee of $600 and a fee of $150 for each meeting attended plus reimbursement of expenses for attendance at regular meetings. The Board does not have any audit, nominating or compensation committees. For the year ended December 31, 1994, the aggregate remuneration paid by the Fund to seven such directors was $7,540.





                          Aggregate       Total Compensation        Number of
Name of Director      Compensation From        From Fund          Directorships
                            Fund           and Fund Complex     In Fund Complex
----------------      -----------------   ------------------    ----------------

Robert M. DeMichele          0                    0                     15

Beverley C. Duer           $1350               $20,250                  15

Barbara R. Evans             0                    0                     14

Lawrence Kantor              0                    0                     15

Donald B. Miller          $1350                $20,250                  14

Francis Olmsted           $1350                $18,900                  13

John G. Preston           $1350                $20,250                  14

Margaret Russell          $1350                $18,900                  13

Philip C. Smith           $1350                $20,250                  14

Francis A. Sunderland     $1200                $16,800                  13




           INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 25, 1994, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated December 5, 1994 (the "Distribution Agreement"). Both of these agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on December 6, 1994. LMC makes recommendations to the Fund with respect to its investments and investment policies.

     LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     For its investment management services to the Fund, under its
Advisory Agreement, LMC will receive a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.30% of the Fund's average net
assets.   Currently, the most restrictive of expense limitations imposed by the securities laws or regulations of those states or other jurisdictions in which the Fund's shares are registered or qualified for sale would require LMC to reduce its fee so that ordinary expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, plus 2.0% of the next $70 million, plus 1.5% of the Fund's average daily net assets in excess of $100 million. LFD pays the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes. For the year ended December 31, 1994, the Fund paid LMC $17,532 in investment advisory fees and LMC reimbursed the Fund $102,954.

     The Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement or the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940.

     LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     LMC and LFD are wholly owned subsidiaries of Piedmont Management Company Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Piedmont Management Company Inc.

     Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Lavery, Luehs, Petruski and Saler and Mmes. Carnicelli, Carr, Curcio, Gilfillan and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.


           PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met. Section 28 (e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in the relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for executions services alone, nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. For the year ended December 31, 1994, the Fund paid $34,699 in brokerage commissions. For the year ended December 31, 1994, the Fund s portfolio turnover rate was 71.21%.


                   DETERMINATION OF NET ASSET VALUE

     The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time, unless weather equipment failure or other factors contribute to an earlier closing time) on each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.


                             TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

     Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to the Fund's shareholders.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

     Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.


     The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earning or capital gain from the PFIC. If the Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

     Under recently proposed Treasury Regulations the Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("marked to market gain"). Such marked to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any marked to market gain, if any, and will not incur the tax described in the previous paragraph.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

     Under Code section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a series' total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other regulated investment companies.

     For purposes of these alternative diversifications tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.


Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). Since an insignificant portion of the Fund will be invested in stock of domestic corporations, the ordinary dividends distributed by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental superfund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund.
If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.
No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


Sale or Redemption of Shares

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S.
trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                        PERFORMANCE CALCULATION

     For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

      n
P(l+T)  = ERV

Where:    P = a hypothetical initial payment of $1,000

          T = average annual total return

          n = number of years (1, 5 or 10)

         ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund s total return for the period March 30, 1994 (commencement of operations) to December 31, 1994 was 1.01%.


                           OTHER INFORMATION

     As of February 23, 1995, Reinsurance Corporation of New York, (an affiliate of Lexington Management Corporation, the Fund s investment adviser), 80 Maiden Lane, New York, N.Y., 10038 owned beneficially 204,372 shares of the Fund (38% of the Fund s outstanding shares). The balance of the outstanding shares of the Fund are owned by Transamerica Occidental Life Insurance Company and Aetna Life Insurance and Annuity Company and are allocated to separate accounts which are used for funding variable annuity contracts.

                     Independent Auditors' Report

  The Board of Directors and Shareholders
  Lexington Emerging Markets Fund, Inc.:

  We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Emerging Markets Fund, Inc. as of December 31, 1994, the related statement of operations, changes in net assets and the financial highlights for the period March 30, 1994(commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Emerging Markets Fund, Inc. as of December 31, 1994, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                   KPMG PEAT MARWICK LLP
  New York, New York
  January 30, 1995



LEXINGTON  EMERGING  MARKETS  FUND,  INC.


STATEMENT OF NET ASSETS (Including the Portfolio of Investments) (In U.S. Dollars)-December 31, 1994

Number or
Shares or
Principal
 Amount              Security                                      Value

             COMMON STOCKS:   57.8%

             ARGENTINA: 2.2%
     2,500   Banco Comercial S.A. GRD *                            $35,000
     5,000   Commercial Del Plata                                   12,750
     2,500   YPF Sociedad Anonima (ADR)                             53,438
                                                                   101,188

             AUSTRIA:   0.4%
       200   Bank Austria Staemme                                   16,323
                                                                    16,323

             BRAZIL:   5.9%
   175,000   Acesita (Preferred shares)                             14,893
     2,200   Aracruz Celulose (ADR)                                 28,050
     1,200   Companhia Vale (ADR) (Preferred shares)                57,150
   503,000   Compania Energetica de Minas Gerais                    45,781
   552,000   Compania Siderurgica Nacional                          18,824
    60,000   Coteminas (Preferred shares)                           20,567
    23,000   Electrobras (Preferred shares)                          8,128
    18,500   Iochpe Maxion SA (Preferred shares)                    12,902
    59,000   Petrol Brazileiros (Preferred shares)                   7,461
   175,914   Telebras (Preferred shares)                             7,881
   300,000   Telesp (Preferred shares)                              42,730
 6,171,000   Usiminas (Preferred shares)                             8,388
                                                                   272,755

             CHILE:    3.2%
     1,400   Banco O'Higgins (ADR)                                  23,975
       700   Compania Cervecerias Unidas (ADR)                      17,500
       200   Compania de Telefonos de Chile (ADR)                   15,750
       950   Madeco S.A. (ADR)                                      25,175
     1,600   Maderas y Sinteticos (ADR)                             40,800
     1,600   Vina Concha y Toro (ADR)                               26,400
                                                                   149,600

             CZECH REPUBLIC:   0.2%
        23   Fatra                                                   2,096
        90   IPS Praha                                               6,149
                                                                     8,245

             GREECE:  1.2%
       300   A.E.G.E.K.                                              5,627
       310   ETVA Leasing S.A.                                       6,267
     1,500   Michaniki                                              23,103
       700   Titan Cement                                           20,571
                                                                    55,568

             HUNGARY:  0.3%
     1,000   Fotex Rt (ADR) *                                       15,750
                                                                    15,750

             INDONESIA:   4.4%
    15,500   Argha Karya Prima Industries                           16,227
    18,000   Astra International                                    34,411
       500   Bank Bali                                               1,092
     4,000   Bank International Indonesia                           12,745
    26,600   Indah Kiat Paper & Pulp                                30,269
     6,000   Lippo Bank                                              9,285
     1,000   Perusahaan Indosat (ADR)                               35,750
    12,500   Sampoerna                                              61,447
                                                                   201,226

             ISRAEL:   2.1%
     3,100 **First Israel Fund, Inc.                                31,000
       420   Koor                                                   32,167
     1,400   Teva Pharmaceutical Industries (ADR)                   33,950
                                                                    97,117

             MALAYSIA:   6.9%
     1,400   Aokam Perdana Bhd                                       8,667
     9,000   Berjaya Singer Bhd                                      9,875
     6,000   Commerce Assets Holdings                               24,216
     3,000   Cycle & Carriage Bhd                                   10,874
     2,000   Genting Berhad                                         17,163
     5,000   Perusahaan Otomobl                                     18,221
    11,000   Resorts World Bhd                                      64,655
    25,200   Sime Darby Bhd                                         57,766
    10,000   Sungei Way Holdings                                    39,969
     8,000   Telekom Malaysia                                       54,232
     3,000   Tenage National                                        11,873
                                                                   317,511

             MEXICO:  7.3%
     1,200   Consorcio G Grupo Dina (ADR)                           11,400
     6,000   Desc Sociedad de Fomento
             Industrial, S.A. de C.V. "B"                           29,702
       490   Empresas ICA Sociedad Company (ADR)                     7,595
     8,600   Grupo Finanaciero Banamex "C"                          24,352
    37,500   Grupo Financiero Bancomer "C"                          21,683
     1,100   Grupo Mexicano "B" (ADR)                                8,388
     6,500   Grupo Sidek S.A. de C.V. "B2"                          14,029
       500   Grupo Simec S.A. de C.V. (ADR)                          7,563
     2,200   Hylsamex, S.A. de C.V. (ADR) *                         36,025
     1,600   Telefonos de Mexico S.A. de C.V. (ADR)                 65,600
     4,300   Tolmex, S.A. de C.V. "B2"                              35,762
     2,800   Transportacion Maritima S.A. "L" (ADR)                 21,350
     1,100   Tubos de Acero de Mexico S.A. (ADR)                     5,156
     3,400   Vitro Sociedad Anonima (ADR)                           47,600
                                                                   336,205

             PHILIPPINES:  3.3%
    21,000   Ayala Land Inc. "B"                                    32,975
     4,000   Bacnotan Cement                                         5,455
    32,000   International Container
             Terminal Service                                       26,446
    40,000   J.G. Summit "B"                                        14,711
     2,000   Manila Electric Company "B"                            27,686
     5,000   San Miguel Corporation "B"                             26,445
    26,000   Universal Robina Corporation                           18,802
                                                                   152,520

             POLAND:  2.9%
       400   Bank Slaski                                            18,555
       400   Elektrim                                               17,898
     5,800   Polifarb S.A.                                          26,190
     2,500   Universal S.A.                                         11,820
       420   Wedel S.A.                                             27,240
       500   Zywiec                                                 32,943
                                                                   134,646

             PORTUGAL:   0.5%
       800   Banco Portugues Do Atlantico                           10,123
       200   Radio Marconi (P Shares)                                6,843
       600   Unicer                                                  8,302
                                                                    25,268

             SINGAPORE:   5.3%
     2,000   Cerebos Pacific Ltd.                                   10,980
     7,000   Hitachi Zosen Ltd.                                      6,198
     3,000   Inchcape Bhd                                           11,325
    18,000   Jurong Cement Ltd.                                     57,075
     2,000   Jurong Engineering Ltd.                                13,727
     5,000   Keppel Corporation Ltd.                                42,553
    18,000   Neptune Orient Lines Ltd.                              24,708
     2,000   Overseas Union Bank                                    11,668
    10,000   Pacific Carriers Ltd.                                   9,677
     5,000   Sembawang Corporation Ltd.                             37,405
     2,000   Singapore Airlines Ltd.                                18,394
                                                                   243,710

             SOUTH AFRICA:   6.3%
       600   Anglo American Corporation (ADR)                       34,538
     2,400   Barlow Rand (ADR)                                      21,450
     1,100   Engen Ltd.                                             10,290
     2,300   Johannesburg Consolidated Investments Ltd., (ADR)      58,980
     1,600   Liberty Life (ADR)                                     38,800
     2,000   Rustenburg Platinum Ltd. (ADR)                         54,969
     2,800   Samancor Ltd. (ADR)                                    39,165
     1,400   South African Breweries (ADR)                          33,250
                                                                   291,442

             TAIWAN:   0.6%
       950 **Taiwan Fund Inc.                                       27,430
                                                                    27,430

             THAILAND:   2.8%
       600   Advanced Info Service Company, Ltd.                    $8,320
       900   Nation Publishing Group Company, Ltd.                   1,614
       900   Saha Pathanapibul Company                               2,366
     1,200   Siam Cement Company, Ltd.                              71,919
     2,600   Siam City Cement Company, Ltd.                         44,342
                                                                   128,561

             UNITED KINGDOM:  0.8%
     7,400   Antofagasta Holdings Plc                               36,503
                                                                    36,503

             UNITED STATES: 0.1%
       300   Freeport McMoran Copper & Gold                          5,888
                                                                     5,888

             VENEZUELA:  1.1%
     2,700 **Cermanic Carobobo (ADR)                                 3,375
     4,600 **Mantex (ADR)                                           33,350
     2,000 **Mavesa (ADR)                                            8,500
     1,800 **Mavesa (ADR) *                                          7,650
                                                                    52,875

             TOTAL COMMON STOCKS (cost $2,897,032)               2,670,331

             CONVERTIBLE DEBENTURES:  0.4%
    10,000   Formosa Chemicals, 1.75%, due 07/19/01 *                9,625
    10,000   Nan Ya Plastics, 1.75%, due 07/19/01 *                  9,250

             TOTAL CONVERTIBLE DEBENTURES (cost $20,000)            18,875

             SHORT-TERM INVESTMENTS:   36.4%

             U.S. Government Obligations
  $200,000   U.S. Treasury Bills
             4.80%, due 01/05/95                                   199,894

   300,000   U.S. Treasury Bills
             4.99%, due 01/26/95                                   298,961

   300,000   U.S. Treasury Bills
             5.33%, due 02/02/95                                   298,578

   200,000   U.S. Treasury Bills
             5.61%, due 03/02/95                                   198,130

   500,000   U.S. Treasury Bills
             5.37%, due 03/23/95                                   493,959

   200,000   U.S. Treasury Bills
             5.50%, due 03/30/95                                   197,311

             TOTAL SHORT-TERM INVESTMENTS (cost $1,686,833)      1,686,833

             TOTAL INVESTMENTS: 94.6% (cost $4,603,865+)        $4,376,039

             Other Assets in Excess of Liabilities:  5.4%          247,777

             TOTAL NET ASSETS: 100.0%
             (equivalent to $9.86 per share
             on 469,015 shares outstanding)                     $4,623,816

At December 31, 1994, the composition of the Fund's net assets by industry concentration was as follows:

Banking                         4.9%
Capital Equipment               1.6
Consumer Durable                1.5
Consumer Nondurable             5.2
Energy                          0.9
Energy Sources                  2.4
Financial Services              0.9
Health Care                     0.7
Materials                      17.4
Merchandising                   1.1
Multi-Industry                  8.1
Real Estate                     0.7
Services                        6.8
Telecommunications              4.2
Utilities                       1.8
U.S. Government Obligations    36.4
Other net assets                5.4

  Total Net Assets            100.0%


 ADR-American Depository Receipt
 *-Restricted Security
 ** Non-income securities.
 + Aggregate cost for Federal income tax purposes is identical.

The Notes to Financial Statements are an integral part of this statement.

 Lexington Emerging Markets Fund. Inc.
 Portfolio Changes
 For the six months ended December 31,1994
 (unaudited)

 ADDITIONS                              INCREASES IN HOLDINGS                            DELETIONS
 Acesita (Preferred shares)             Antofagasta Holdings Plc                         Banco Galicia
 Advanced Info Service Company, Ltd.    Aracruz Cellulose (ADR)                          BCO Comercial Portuguese
 Anglo American Corporation (ADR)       Cerebos Pacific Ltd.                             Cemex "B"
 Ayala Land Inc. "B"                    Commerce Asset Holding                           Chilectra S.A. 144A
 Bacnotan Cement                        Compania Vale (ADR) (Preferred shares)           Delta Dairy (Preferred shares)
 Banco Comercial S.A. GRD               Consorcio G Grupo Dina (ADR)                     Ege Seramik
 Banco O'Higgins (ADR)                  Grupo Financiero Banamex "C"                     Fraser & Neave Ltd.
 Bank Slaski                            Grupo Financiero Bancomer "C"                    India Fund
 Compania Energetica de Minas Gerais    Grupo Mexicano "B" (ADR)                         Izmir Demir Celi
 Compania Siderurgica Nacional          International Container Terminal Service         Land & Houses
 Coteminas (Preferred shares)           Johanesburg Consolidated Investments, Ltd. (ADR) Nestle Malaysia
 Cycle & Carriage Bhd                   Jurong Cement Ltd.                               Perez Companc
 Electrobras (Preferred shares)         Keppel Corporation, Ltd.                         Standard Chartered Bank
 Elektrim                               Manila Electric Company Ltd.                     TAT Konservecili
 Engen Ltd.                             Resorts World Bhd                                Tjiwi Kimia
 Formosa Chemicals, 1.75%, due 07/19/01 Rustenburg Platinum Ltd. (ADR)                   USAS
 Genting Berhad                         Sampoerna
 Grupo Simec S.A. de C.V. (ADR)         Sembawang Corporation Ltd.                       DECREASES IN HOLDINGS
 Hitachi Zosen Ltd.                     Siam Cement Company, Ltd.                        Aokam Perdana Bhd
 Hylsamex, S.A. de C.V. (ADR)           Sime Darby Bhd                                   Berjaya Singer Bhd
 Inchcape Bhd                           Sungei Way Holdings                              Comercial del Plata
 Iochpe Maxion S.A. (Preferred shares)  Telefonos de Mexico S.A. de C.V. (ADR)           Compania Cervecerias Unidas (ADR)
 Jurong Engineering Ltd.                Telekom Malaysia                                 Compania Telefonos de Chile (ADR)
 J.G. Summit "B"                        Tolmex, S.A. de C.V. "B2"                        Desc Sociedad de Fomento Industrial
 Koor                                   Universal Robina Corporation                       S.A. de C.V. "B"
 Nan Ya Plastics, 1.75%, due 07/19/01   Vitro Sociedad Anonima (ADR)                     Empresas ICA Sociedad Company (ADR)
 Neptune Orient Lines "B"                                                                Grupo Sidek S.A. de C.V. "B2"
 Overseas Union Bank                                                                     Liberty Life (ADR)
 Pacific Carrier Ltd.                                                                    Madeco S.A. (ADR)
 Perusahaan Indosat (ADR)                                                                Perusahaan Otomobl
 Petrol Brazileiros (Preferred shares)                                                   Samancor Ltd. (ADR)
 Polifarb S.A.                                                                           Singapore Airlines Ltd.
 San Miguel Corporation "B"                                                              Taiwan Fund Inc.
 Siam City Cement Company, Ltd.                                                          Unicer
 Telebras (Preferred shares)
 Telesp (Preferred shares)                                                               PURCHASED AND SOLD DURING PERIOD
 Tenage National                                                                         Buenos Aires Embotellado
 Teva Pharmaceutical Industries (ADR)                                                    Grupo Casa Autry (ADR)
 Tubos de Acero de Mexico S.A. (ADR)                                                     Grupo Sidek S.A. de C.V. "L"
 Universal S.A.                                                                          Sungei Way Holdings Rights
 Usiminas (Preferred shares)                                                             Sungei Way Holdings Rights Warrants
 Vina Concha y Toro (ADR)                                                                Technology Resources Industries
 Wedel S.A.                                                                              Telefonica Argentina
 Zywiec                                                                                  Van der Horst




  Lexington Emerging Markets Fund, Inc.
  Statement of Assets and Liabilities
  December 31, 1994

  ASSETS
  Investments, at value (cost $4,603,865)(Note 1) ......       $4,376,039
  Cash .................................................           62,447
  Receivable for shares sold ...........................           45,729
  Receivable for securities sold .......................          148,152
  Dividends and interest receivable ....................            4,146
  Deferred organization expenses, net (Note 1)..........           18,942
  Due from Lexington Management Corporation (Note 2)....           21,817
                                                           ---------------
                                 Total Assets...........        4,677,272
                                                           ---------------

  LIABILITIES
  Payable for shares redeemed ..........................            4,974
  Payable for investment securities purchased ..........            5,027
  Accrued expenses .....................................           43,455
                                                           ---------------
                                 Total Liabilities .....           53,456
                                                           ---------------
  NET ASSETS (equivalent to $9.86 per share on
  469,015 shares outstanding) (Note 3) .................       $4,623,816
                                                           ===============
  NET ASSETS consist of:
  Capital stock- Authorized 500,000,000 shares,
   $.001 par value per share ...........................             $469
  Additional paid-in capital ...........................        4,937,120
  Undistributed net investment income (Note 1) .........              346
  Distributions in excess of net realized gains on
   investments and foreign currency (Note 1)............          (86,264)
  Net unrealized depreciation of investments
   and foreign currency ................................         (227,855)
                                                           ---------------
                                 NET ASSETS ............       $4,623,816
                                                           ===============

  The Notes to Financial Statements are an integral part of this statement

  Lexington Emerging Markets Fund, Inc.

  Statement of Operations
  March 30, 1994 (commencement of operations) to December 31, 1994
  INVESTMENT INCOME
    Interest income ...............................................         $14,028
    Dividend income ...............................................          33,915
                                                                     ---------------
                                                                             47,943
    Less: Foreign tax expense .....................................           6,807
                                                                     ---------------
       Total investment income ....................................                         $41,136

  EXPENSES
    Investment advisory fee (Note 2)...............................          17,532
    Accounting and shareholder service fees (Note 2) ..............           3,785
    Custodian and transfer agent fees .............................          57,635
    Printing and mailing ..........................................          17,534
    Directors' fees ...............................................           7,549
    Amortization of deferred organization expenses (Note 1) .......           3,348
    Legal and audit fees ..........................................          16,791
    Computer processing fees ......................................           3,750
    Other expenses ................................................           1,684
                                                                     ---------------
       Total expenses .............................................         129,608
       Less: expenses recovered under contract with investment
        adviser (Note 2) ..........................................         102,954          26,654
                                                                     --------------- ---------------
             Net investment income .................                                         14,482

  REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS (Note 4)
    Realized loss on investments (excluding short-term securities):
      Proceeds from sales .........................................      $1,323,665
      Cost of securities sold .....................................       1,325,797
                                                                     ---------------
        Net realized loss .........................................                          (2,132)

    Unrealized depreciation of investments:
      End of period ...............................................       ($227,855)
      Beginning of period .........................................            ___
                                                                     ---------------
        Change during period ......................................                        (227,855)
                                                                                     ---------------
        Net realized and unrealized loss on investments ...........                        (229,987)
                                                                                     ---------------
  DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................                       ($215,505)
                                                                                     ===============

  The Notes to Financial Statements are an integral part of this statement.



  Lexington Emerging Markets Fund, Inc.

  Statement of Changes in Net Assets
  March 30,1994 (commencement of operations) to December 31, 1994

                                                                          1994
                                                                     ---------------
  Net investment income ...........................................         $14,482
  Net realized loss from investment transactions ..................          (2,132)
  Unrealized depreciation of investments ..........................        (227,855)
                                                                     ---------------
  Net decrease in net assets resulting from operations ............        (215,505)
  Distributions to shareholders from net investment income ........         (10,100)
  Distributions to shareholders in excess of net realized
    gain on investments (Note 1) ..................................         (88,168)
  Increase in net assets from capital share transactions (Note 3)..       4,937,589
                                                                     ---------------
          Net increase in net assets ..............................       4,623,816

  NET ASSETS:
    Beginning of period ...........................................               0
                                                                     ---------------
    End of period (including undistributed net investment
    income of $346) ...............................................      $4,623,816
                                                                     ===============

  The Notes to Financial Statements are an integral part of this statement.


  Lexington Emerging Markets Fund, Inc.
  Notes to Financial Statements
  December 31, 1994

  Note 1-  Significant Accounting Policies:
  Lexington Emerging Markets Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended.  With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered to participating insurance companies for allocation to certain accounts for the purpose of funding variable annuity contracts issued by the participating insurance companies.  The Fund commenced operations on March 30, 1994. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

  Securities:   Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis.  Investments are stated market value based on closing prices reported by the exchange on which the securities are traded, on the last business day of the period or, for over-the-counter securities, at the average between bid and asked prices.  Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Directors.  Short-term securities are stated at amortized cost, which approximates market value.  All Investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  Interest income is accrued as earned.

  Foreign Currency Transactions:  Foreign currencies (and receivables and payables denominated in foreign currencies)
  are translated into U.S. dollar amounts at current exchange rates.  Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations.  In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk.  These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses.
  Realized gains or losses are recognized when contracts are settled.

  Distributions:  During the current year, the Fund adopted Statement of Position 93-2: Determination, Disclosure and
  Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies.
  Accordingly, as of December 31, 1994, book and tax basis differences amounting to $4,036 have been reclassified from distributions in excess of net realized gains to undistributed net investment income.  Net investment income, net realized gains, and net assets were not affected by this change.  Distribution in excess of net realized gains reflect temporary book-tax differences arising from Internal Revenue Code ("IRC") Excise Tax distribution requirements, associated post-October Loss deferral provisions, which effectively allow the deferral of net realized capital losses to the next year, and gains resulting from wash sales.

  Federal Income Taxes:   It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders.
  Therefore, no provision for Federal income taxes has been made.

  Deferred Organization Expenses:  Organization expenses aggregating $22,290 have been deferred and are being amortized on a straight-line basis over five years.


  Lexington Emerging Markets Fund, Inc.
  Notes to Financial Statements
  December 31, 1994  (continued)

  Note 2-  Investment Advisory Fee and Other Transactions with Affiliate:
  The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of .85% of average daily net assets.  LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.30% of the Fund's average net assets. For the period from March 30, 1994 to December 31, 1994 expense reimbursement amounted to $102,954 and is set forth in the statement of operations.

  The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

  Note 3-  Capital Stock:

  Transactions in capital stock were as follows:
                                                                               March 30, 1994
                                                                              (Commencement of
                                                                               Operations) to
                                                                              December 31, 1994
                                                                            Shares          Amount
                                                                            ------          ------
  Shares sold .....................................................         497,613      $5,246,882

  Shares issued on reinvestment of dividends ......................           9,946          98,265
                                                                           --------       ---------
                                                                            507,559       5,345,147
  Shares redeemed .................................................         (38,544)       (407,558)
                                                                           --------      ----------
       Net increase ...............................................         469,015      $4,937,589
                                                                           ========      ==========

  Note 4- Purchases and Sales of Investment Securities:
  The cost of purchases and proceeds from sales of securities from March 30, 1994 (commencement of operations)
  to December 31, 1994, excluding short-term securities, were $4,242,835 and $1,323,665, respectively.

  At December 31, 1994, aggregate gross unrealized appreciation for all securities and foreign currency holdings
  (including foreign currency receivables and payables) in which there is an excess of value over tax cost amounted to $174,156 and aggregate gross unrealized depreciation for which there is an excess of tax cost over value amounted to $402,011.

  Note 5-  Investment and Concentration Risks:
  The Fund's investment in foreign securities may involve risks not present in domestic investments.  Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund.  Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic develop-
  ments, all of which could affect the market and/or credit risk of the investments.

  In addition to the risks described above, risks may arise from forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts.



  Lexington Emerging Markets Fund, Inc.
  Financial Highlights

  Selected per share data for a share outstanding throughout the period:

                                                                      March 30,1994
                                                                    (Commencement of
                                                                     Operations) to
                                                                    December 31,1994
                                                                    ----------------
  Net asset value, beginning of period ............................          $10.00
                                                                              -----

  Income from investment operations:
    Net investment income .........................................            0.03
    Net realized and unrealized gain on investments ...............            0.04
                                                                              -----
  Total income from investment operations .........................            0.07
                                                                              -----

  Less distributions:
    Dividend from net investment income ...........................           (0.02)
    Distributions in excess of net realized capital gains .........           (0.19)
                                                                              -----
  Total distributions .............................................           (0.21)
                                                                              -----
  Net asset value, end of period ..................................           $9.86
                                                                              =====
  Total return ....................................................            0.76%
  Ratios to average net assets:
    Expenses, before reimbursement ................................            6.28%*
    Expenses, net of reimbursement ................................            1.30%*
    Net investment income (loss), before reimbursement ............          (4.29)%*
    Net investment income (loss) ..................................            0.70%*
  Portfolio turnover ..............................................           71.21%*
  Net assets at end of period (000's omitted) .....................          $4,624

  * Annualized
